[MONMOUTH COMMUNITY BANCORP LETTERHEAD]



                                 April 29, 2003




Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Monmouth Community Bancorp ("Bancorp") to be held at the Ocean Grove branch of Monmouth Community Bank, National Association (the "Bank"), located at 61 Main Avenue, Ocean Grove, New Jersey, on Thursday, May 29, 2003 at 6:00 p.m., local time.

     At the annual meeting, you will be asked to elect ten (10) nominees for director and consider and act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof. At this time, the Board of Directors of Bancorp is not aware of any matter that will be presented to the shareholders of Bancorp at the annual meeting other than the election of directors.

     It is important that your shares of Bancorp common stock are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own. To ensure that your shares of common stock are represented, we urge you to complete, sign, date and return your proxy card in the enclosed postage prepaid envelope. If you attend the annual meeting, you may vote in person even if you have previously submitted a proxy. Your prompt attention is greatly appreciated.

                                                     Very truly yours,


                                                     /s/ Anthony Giordano, III
                                                     ---------------------------
                                                     Anthony Giordano, III
                                                     Secretary

                           MONMOUTH COMMUNITY BANCORP
                                627 Second Avenue
                          Long Branch, New Jersey 07740
                                 (732) 571-1300

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 29, 2003
                          ----------------------------

To the Shareholders of
Monmouth Community Bancorp:

     NOTICE IS HEREBY GIVEN, that the annual meeting of shareholders (the "Annual Meeting") of Monmouth Community Bancorp ( "Bancorp") will be held at the Ocean Grove branch of Monmouth Community Bank, National Association (the "Bank"), located at 61 Main Avenue, Ocean Grove, New Jersey, on Thursday, May 29, 2003 at 6:00 p.m., local time, for the following purposes:

     1. To elect ten (10) nominees for director who will serve on Bancorp's Board of Directors for the following year and until their successors have been elected and qualify; and

     2. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     Shareholders of record at the close of business on April 3, 2003, are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

     Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid envelope. You may revoke your proxy either by written notice to Bancorp, by submitting a proxy card dated as of a later date or in person at the Annual Meeting. The Board of Directors of Bancorp recommends that you vote "FOR" each of the nominees for director.

                                           By Order of the Board of Directors


                                           /s/ Anthony Giordano, III
                                           -------------------------------------
                                           Anthony Giordano, III
                                           Secretary





--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT AT ONCE IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.
--------------------------------------------------------------------------------

                           MONMOUTH COMMUNITY BANCORP
                  --------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                  --------------------------------------------


General Information

     This Proxy Statement is being furnished to the holders of common stock, with a par value of $.01 per share ("Common Stock"), of Monmouth Community Bancorp ("Bancorp") in connection with the solicitation of proxies by the Board of Directors of Bancorp (the "Board" or "Board of Directors") for use at the annual meeting of shareholders of Bancorp to be held at 6:00 p.m. on Thursday, May 29, 2003 at the Ocean Grove branch of Monmouth Community Bank, National Association ("Monmouth Community Bank" or the "Bank"), located at 61 Main Avenue, Ocean Grove, New Jersey (the "Annual Meeting"). The Board of Directors has fixed the close of business on April 3, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     At the Annual Meeting, shareholders of Bancorp will consider and vote upon the election of ten (10) nominees for director and any other business as may properly come before the Annual Meeting.

     Shareholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such proxies by filing written notice of such revocation with the secretary of the Annual Meeting. Presence at the Annual Meeting does not, in and of itself, revoke the proxy. Also, any grant of a proxy subsequent to an earlier grant of a proxy, revokes the earlier proxy. All shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted "FOR" the election of each of the nominees for director. Neither the Board nor management of Bancorp is aware, to date, of any matter being presented at the Annual Meeting other than the election of directors, but, if any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

     Proxies for use at the Annual Meeting are being solicited by the Board of Directors. The cost for preparing, assembling and mailing the proxy materials is to be borne by Bancorp. It is not anticipated that any compensation will be paid for soliciting proxies, and Bancorp does not intend to employ specially engaged personnel in the solicitation of proxies. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of Bancorp, without additional compensation, may solicit proxies personally or by telephone, telegraph, facsimile transmission or special letter.

     This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about April 29, 2003.

Voting Securities

     Shareholders of record at the close of business on April 3, 2003 are entitled to one vote for each share of Common Stock then held by them. As of that date, Bancorp had 1,476,927 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to be voted at the Annual Meeting for the purpose of determining the existence of a quorum.

     Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy. All votes will be tabulated by the inspector of election appointed at the Annual Meeting who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes. Under New Jersey law, any proxy submitted and containing an abstention or broker non-vote will not be counted as a vote cast on any matter to which it relates.

Principal Shareholders and Security Ownership of Management

     The following table sets forth information as of April 3, 2003, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Bancorp's Common Stock, which is the only class of Bancorp capital stock with shares issued and outstanding, by (i) each Bancorp director, (ii) James S. Vaccaro, Richard O. Lindsey and Kevin W. Hunt, the only Named Executive Officers (as defined below) of Bancorp, and (iii) all directors and executive officers of Bancorp and the Bank as a group.



                                                                            Beneficial Ownership of Bancorp's Common
                                                                                             Stock
                                                                           -------------------------------------------
Name of Beneficial Owner - Directors and Officers (1)                                                 Percent of
-----------------------------------------------------                          No. of Shares (2)         Class
                                                                             -------------------      -------------

James G. Aaron, Esq.(3)(4)...................................................       63,158               4.26 %
Mark R. Aikins, Esq.(3)(5)...................................................       29,205               1.97 %
Nicholas A. Alexander, C.P.A. (3)(6).........................................       23,021               1.55 %
John A. Brockriede (3)(7)....................................................      118,280               7.99 %
Kevin W. Hunt (8)(9).........................................................        8,971               0.60 %
Richard O. Lindsey (3)(10)(11)...............................................       25,217               1.69 %
John F. McCann (3)(12).......................................................       59,823               4.04 %
Harold M. Miller, Jr.(3)(13).................................................       62,001               4.19 %


                                                                            Beneficial Ownership of Bancorp's Common
                                                                                             Stock
                                                                           -------------------------------------------
Name of Beneficial Owner - Directors and Officers (1)                                                 Percent of
-----------------------------------------------------                          No. of Shares (2)         Class
                                                                             -------------------      -------------

Carmen M. Penta, C.P.A.(3)(14)...............................................       25,425               1.72 %
Mark G. Solow (3)(15)........................................................       54,573               3.68 %
James S. Vaccaro (3)(16)(17).................................................       29,735               2.01 %
All Executive Officers and
Directors as a Group (13 persons) (4)(5)(6)(7)(8)
(10)(12)(13)(14)(15)(16)(18)(19).............................................      509,922              33.01 %



(1) All directors and officers listed in this table maintain a mailing address at 627 Second Avenue, Long Branch, New Jersey 07740.

(2) In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Bancorp Common Stock if he or she has voting or investment power with respect to such security. This includes shares (i) subject to options exercisable within sixty (60) days, and (ii)(a) owned by a spouse, (b) owned by other immediate family members, or (c) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

(3)  Such person serves as a director of Bancorp.

(4) Includes 4,095 shares subject to currently exercisable stock options; 9,101 shares held in an Individual Retirement Account with Bear Stearns for the benefit of Mr. Aaron; and 5,787 shares registered in the name of Mr. Aaron as trustee for the Trust Under the Will of Leslie B. Aaron, Mr. Aaron's father. Mr. Aaron disclaims any beneficial ownership to the shares held in the aforementioned trust. Also includes 9,409 shares registered in the name of ERBA Co., Inc., in which Mr. Aaron has an ownership interest and serves as vice president. Mr. Aaron disclaims beneficial ownership of these securities except to the extent of his ownership interest in ERBA Co., Inc. Also includes 13,083 shares registered in the name of the Aaron Family Limited Partnership, of which Mr. Aaron is a partner. Mr. Aaron disclaims beneficial ownership of these securities except to the extent of his partnership interest in the Aaron Family Limited Partnership. Also includes 2,637 shares in the name of the David Ritter Trust and 2,637 shares in the name of the Randy Ritter Trust, of which Mr. Aaron is a trustee. Mr. Aaron disclaims any beneficial ownership to the shares held in these trusts. Also includes 6,730 shares held in trusts for the benefit of Mr. Aaron's family members of which Mr. Aaron's spouse is trustee; 1,157 shares registered in the name of Mr. Aaron's spouse; and 3,313 shares held in an Individual Retirement Account with Bear Stearns for the benefit of Mr. Aaron's spouse. Mr. Aaron disclaims any beneficial ownership to the shares held in these trusts, the shares held by his spouse and the shares held for the benefit of his spouse.

(5) Includes 4,095 shares subject to currently exercisable stock options; 24,648 shares held in a Simplified Employee Pension/Individual Retirement Account by Merrill Lynch as custodian for the benefit of Mr. Aikins; and 462 shares held by Mr. Aikins' children, 231 shares by Louis Richmond Aikins and 231 shares by Andrew Charles Aikins, as to which shares he disclaims any beneficial interest.

(6) Includes 4,095 shares subject to currently exercisable stock options; and 2,100 shares held in an Individual Retirement Account with Smith Barney for the benefit of Mr. Alexander. Also includes 500 shares held by the grandchildren of Mr. Alexander, 100 by Christopher Alexander Hart, 100 by Amanda Adele Hart, 75 by Mollie Elizabeth Alexander, 75 by Matthew Anthony Golden, 75 by Nicholas Joseph Alexander and 75 by Gregory Alexander Golden. Mr. Alexander disclaims beneficial ownership of the securities held by his grandchildren.

(7) Includes 4,095 shares subject to currently exercisable stock options. Also includes 9,119 shares held in an Individual Retirement Account and 1,208 shares held in a Simplified Employee Pension Plan both by PaineWebber as custodian for the benefit of Mr. Brockriede. Includes 33,518 shares held by CJM Management, L.L.C., of which Mr. Brockriede is an Administrative Member. Mr. Brockriede disclaims beneficial ownership of these securities except to the extent of his ownership interest in CJM Management, L.L.C. Also includes 51,248 shares held jointly with Mr. Brockriede's spouse. Also includes 7,145 shares held in trusts for the benefit of Mr. Brockriede's family members of which Mr. Brockriede's spouse is trustee; and 372 shares held in an Individual Retirement Account by PaineWebber for the benefit of Mr. Brockriede's spouse. Mr. Brockriede disclaims beneficial ownership of the shares held in these trusts and the shares held by PaineWebber on behalf of Mr. Brockriede's spouse.

(8) Includes 7,165 shares subject to currently exercisable stock options; and 756 shares held as joint tenants with right of survivorship with Mr. Hunt's father, Bruce S. Hunt.

(9) Mr. Hunt serves as a Senior Vice President and the Senior Lending Officer of the Bank.

(10) Includes 13,643 shares subject to currently exercisable stock options; 3,472 shares held jointly with Donna A. Lindsey, Mr. Lindsey's wife; and 2,315 shares held by Wheat First Butcher Singer as custodian for Richard O. Lindsey's Individual Retirement Account.

(11) Mr. Lindsey serves as the President of Bancorp and the Bank.

(12) Includes 4,095 shares subject to currently exercisable stock options; and 5,250 shares held in an Individual Retirement Account with Charles Schwab for the benefit of Mr. McCann. Also includes 5,787 shares held by Mary Ellen McCann, Mr. McCann's wife, as to which shares he disclaims any beneficial interest.

(13) Includes 4,095 shares subject to currently exercisable stock options; 4,630 shares held by Harold M. Miller III, Mr. Miller's son, as to which shares he disclaims any beneficial interest; and 4,630 shares held by James R. Miller, Mr. Miller's son, as to which shares he disclaims any beneficial interest.

(14) Includes 4,095 shares subject to currently exercisable stock options.

(15) Includes 4,095 shares subject to currently exercisable stock options; and 6,945 shares held jointly with Susan S. Solow, Mr. Solow's wife.

(16) Includes 5,512 shares subject to currently exercisable stock options; 14,776 shares held by Merrill Lynch Pierce Fenner & Smith as custodian for the benefit of James S. Vaccaro Simplified Employee Pension; 463 shares held by Mr. Vaccaro as custodian for Jillian Vaccaro, Mr. Vaccaro's daughter, under the Uniform Gifts to Minors Act, as to which shares he disclaims any beneficial interest; 463 shares held by Mr. Vaccaro as custodian for Jenna Vaccaro, Mr. Vaccaro's daughter, under the Uniform Gifts to Minors Act, as to which shares he disclaims any beneficial interest; and 694 shares held by Mr. Vaccaro as custodian for James S. Vaccaro, IV, Mr. Vaccaro's son, under the Uniform Gifts to Minors Act, as to which shares he disclaims any beneficial interest.

(17) Mr. Vaccaro serves as the Chairman of the Board and Chief Executive Officer of Bancorp and the Bank.

(18) Includes 5,733 shares subject to currently exercisable stock options held by Anthony Giordano, III, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Bancorp and the Bank; 747 shares held by Charles Schwab & Co. in an Individual Retirement Account for the benefit of Mr. Giordano; 741 shares held by Charles Schwab & Co. in an Individual Retirement Account for the benefit of Mr. Giordano's spouse, as to which shares he disclaims any beneficial interest, and 150 shares held by Mr. Giordano as custodian for his son, Anthony Giordano IV, under the Uniform Gifts to Minors Act, as to which shares he disclaims any beneficial interest.

(19) Includes 3,142 shares subject to currently exercisable stock options held by David A. O'Connor, a Senior Vice President of the Bank.

     The following table sets forth information as of April 3, 2003, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange
Act) of Bancorp's Common Stock by each person or group of persons known by Bancorp to be the beneficial owner of more than 5% of Bancorp's outstanding Common Stock.



                                                 Beneficial Ownership of Bancorp's Common
                                                                  Stock
                                                 ------------------------------------------
Name of Beneficial Owner - 5% Shareholders                                 Percent of
------------------------------------------          No. of Shares (1)        Class
                                                    -----------------     ------------

John A. Brockriede (2)...........................      118,280               7.99 %
Solomon Dwek (3)(4)..............................       78,660               5.33 %




(1) In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Bancorp Common Stock if he or she has voting or investment power with respect to such security. This includes shares (i) subject to options exercisable within sixty (60) days, and (ii)(a) owned by a spouse, (b) owned by other immediate family members, or (c) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

(2) See footnotes (3) and (7) of the table set forth under the caption "Name of Beneficial Owner - Directors and Officers."

(3) Mr. Dwek, a former director of Bancorp, maintains a mailing address at 200 Wall Street, P.O. Box 98, West Long Branch, New Jersey 07764.

(4) Includes 7,717 shares held in the name of Isaac Dwek and Pearl Pamela Dwek, as trustees for the Isaac Dwek Irrevocable Trust for the benefit of Isaac Dwek; 5,843 shares held in the name of the Raizel Dwek Irrevocable Trust with Pearl Pamela Dwek and Isaac Dwek as trustees; and 4,410 shares held in the name of Milo Dwek 1998 Irrevocable Trust, Solomon Dwek grantor, Pearl Pamela Dwek & Isaac Dwek trustees. Mr. Dwek disclaims beneficial ownership to the shares held in these trusts.

                              ELECTION OF DIRECTORS

     The By-laws of Bancorp provide that the number of directors shall not be less than three (3) directors nor more than fifteen (15) directors, and permit the exact number of directors to be determined from time to time by the Board. Currently, the Board has fixed the number of directors at ten (10).

     It is intended that the proxies solicited by the Board will be voted "FOR" the ten (10) nominees listed below (unless a shareholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election to or service on the Board, the proxies solicited by the Board of Directors will be voted for such substituted nominee(s) as is (are) selected by the Board of Directors. The Board has no reason to believe that any of the named nominees are not available or will not serve if elected. Each nominee for director currently serves as a director of both Bancorp and the Bank, a wholly-owned subsidiary of Bancorp. Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy.

THE BOARD OF DIRSECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR.

Board of Directors

     Each candidate for director has been nominated to serve a one (1) year term until the next annual meeting of shareholders of Bancorp and thereafter until his successor is duly elected and qualifies. The name, address, age, principal occupation or employment and biographical information of each person nominated to serve as a member of the Board of Directors of Bancorp is set forth below:


Name and Address                    Age          Principal Occupation or Employment
----------------                    ---          ----------------------------------
James S. Vaccaro                    46          Chairman of the Board and Chief Executive Officer
613 N. Edgemere Drive                           of Bancorp and the Bank
West Allenhurst, NJ  07711

John A. Brockriede                  68          Vice Chairman of the Board of Bancorp and the
2 Van Court Avenue                              Bank and President of Monmouth Enterprises
Long Branch, NJ 07740

Richard O. Lindsey                  63          President of Bancorp and the Bank
315 Hutchinson Avenue
Barrington, NJ  08007

James G. Aaron, Esq.                58          Partner of Ansell, Zaro, Grimm & Aaron
10 Muncy Drive
West Long Branch, NJ  07764


Name and Address                    Age          Principal Occupation or Employment
----------------                    ---          ----------------------------------

Mark R. Aikins, Esq.                43          Partner of Carton, Arvanitis, McGreevy, Argeris,
14 North Ward Avenue                            Zager & Aikins, L.L.C.
Rumson, NJ  07760

Nicholas A. Alexander, C.P.A.       64          Retired Partner of KPMG LLP
79 West River Road
Rumson, NJ  07760

John F. McCann                      65          Retired Group President of Salomon Smith Barney
135 Bingham Avenue
Rumson, NJ  07760

Harold M. Miller, Jr.               63          President of Miller Energy, Inc.
126 Rick Road
Milford, NJ  08848

Carmen M. Penta, C.P.A.             58          Officer of Amper, Politziner & Mattia, P.A.
8 DeCamp Court
West Long Branch, NJ  07764

Mark G. Solow                       54          Co-founder of GarMark Advisors, L.L.C.
15 Page Drive
Red Bank, NJ  07701


     There are no family relationships among the current directors and executive officers of Bancorp. None of the executive officers or directors of Bancorp are directors of any company registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, except for Mr. Vaccaro, who serves as a director for LabVolt Systems, Inc., and Mr. Aaron, who serves as a director of Medi-Hut Co., Inc.

     Each nominee for director of Bancorp elected to the Board shall also serve as a member of the Board of Directors of the Bank.

Biographical Information

     James S. Vaccaro has served as Chairman of the Board of Monmouth Community Bank and Bancorp since their inception, Chief Executive Officer of Monmouth Community Bank since April 3, 2000 and Chief Executive Officer of Bancorp since its inception. Mr. Vaccaro served as a Director of ASA, Inc., a health care consulting firm located in Somerset, New Jersey, from June 1999 to March 2000, and served as a Senior Vice President of The Concord Group, a health care consulting firm, from January 1997 to the acquisition of The Concord Group by ASA, Inc. in June 1999. Prior to his involvement with The Concord Group, Mr. Vaccaro was Executive Vice President and Chief Operating Officer of FOHP, Inc., a health maintenance organization based in Neptune, New Jersey. Prior to serving as an officer of FOHP, Inc., Mr. Vaccaro had significant experience in the banking industry. He was a member of the Board of

Directors, Executive Vice President and Chief Financial Officer of The Central Jersey Bank & Trust Co., and, prior to his affiliation with The Central Jersey Bank & Trust Co., was a Manager of the Asset Services Division of Citibank, N.A. Mr. Vaccaro serves as Vice Chair of the Board of Trustees of Monmouth Medical Center, is a member of the Board of Trustees of Monmouth Health Care Foundation; is a member of the Business Advisory Council of Monmouth University; is a member of the Board of Directors of the New Jersey Repertory Company; is a member of the Advisory Council of Interfaith Neighbors and is a member of Monmouth Council of Boy Scouts Endowment Advisory Board. In addition, Mr. Vaccaro is also on the Board of Directors of LabVolt Systems, Inc. He received his B.A. degree from Ursinus College and an advanced degree from Harvard Graduate School of Business. Mr. Vaccaro resides in West Allenhurst, New Jersey.

     John A. Brockriede is Vice Chairman of the Board of Monmouth Community Bank and Bancorp and is a local businessman who has owned and participated in various businesses in the Long Branch area for over 40 years. His business holdings include ownership and operation of two fast food restaurants; six apartment buildings encompassing 331 living units; an automobile agency; two shopping centers; commercial offices; and a self-storage facility. Mr. Brockriede also has over twenty years of banking experience, having been one of the founders of Jersey Shore Bank. Mr. Brockriede also served as a director of Jersey Shore Bank and its successor banks, National State Bank and Constellation Bancorp. He is a past director and president of Deal Golf and Country Club where he also served as Chairman of the House Committee, and is Chairman of the Building Committee for St. Michael's Church. Mr. Brockriede is also a member of the Board of Trustees of Monmouth Medical Center. Mr. Brockriede resides in Long Branch, New Jersey and serves as a Commissioner of the Long Branch Sewerage Authority. Mr. Brockriede has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

     Richard O. Lindsey has been employed in the banking industry for over 35 years, has been President of Monmouth Community Bank since April 1, 1997, President of Bancorp since its inception and a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception. Mr. Lindsey also served as Chief Executive Officer of Monmouth Community Bank from April 1, 1997 to March 31, 2000. His last seven years of banking service have been predominately in Monmouth County. From March, 1995 to March, 1997, he was Vice President and Senior Lending Officer for West Caldwell based First DeWitt Bank. From an office in Ocean Township, he was responsible for supervising all lending by First DeWitt, in addition to managing his own loan portfolio and providing commercial lending support to the bank's branches in Ocean and Monmouth Counties. From January, 1991 to February, 1995, Mr. Lindsey was employed by The Central Jersey Bank & Trust Co. as Executive Vice President and Senior Lending Officer with oversight responsibilities for commercial loans, commercial mortgages, residential mortgages, problem assets, and credit administration. From April, 1988 to December, 1990, he served as President and Chief Executive Officer of Covenant Bank for Savings, a savings bank located in Haddonfield, New Jersey. Prior to his position with Covenant Bank for Savings, Mr. Lindsey served in various positions at other New Jersey banks, which gave him a broad base of experience in managing commercial and consumer lending functions, including asset based lending. Mr. Lindsey is active in community affairs and in connection therewith is currently serving on the Board of the United Methodist Homes of New Jersey; as a Trustee of The United Methodist Homes of New Jersey Foundation; as Chairman of the New

Beginnings Learning Center; as a trustee of the Methodist Hospital Foundation; as a member of the Methodist Hospital Division Committee of Thomas Jefferson University Hospitals, Inc.; and as a member of the Advisory Board of the Haddonfield Symphony Society. He currently serves on the New Jersey Bankers Association Jeb Pac Management Committee. He is a past member of the Monmouth University Real Estate Institute and is the former Chairman of the Commercial Lending Committee of the New Jersey Bankers Association. Mr. Lindsey is a graduate of Gettysburg College from which he received a B.A. degree in economics. He resides in Barrington, New Jersey.

     James G. Aaron is a Partner in the law firm of Ansell, Zaro, Grimm & Aaron located in Ocean Township, New Jersey. Mr. Aaron Chairs the firm's Commercial Litigation, Municipal Law and Bankruptcy Practice Department. Mr. Aaron is licensed to practice law in the State of New Jersey, the United States District Court for the District of New Jersey and the United States District Court for the Eastern District of New York. Mr. Aaron also is licensed to practice before the United States Court of Claims. Mr. Aaron presently serves as the city attorney for the City of Long Branch, as redevelopment counsel for the City of Asbury Park and is a member of the Monmouth County and New Jersey State Bar Associations. Mr. Aaron formerly served on the Advisory Board of the Jersey Shore Bank and has represented Colonial First National Bank, Midlantic/Merchants National Bank, Commerce Bank, Fidelity Union Bank and Monmouth County National Bank. Mr. Aaron also serves as a member of the Board of Directors of Medi-Hut Co., Inc. He is a member of the Hollywood Golf Club and a member of Temple Beth Miriam, where he previously served on the Board of Trustees. Mr. Aaron received his B.A. degree from Dickinson College in Carlisle, Pennsylvania and his law degree from New York University School of Law. Mr. Aaron resides in West Long Branch, New Jersey. Mr. Aaron has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

     Mark R. Aikins is a Partner in the law firm of Carton, Arvanitis, McGreevy, Argeris, Zager & Aikins, L.L.C. located in Tinton Falls, New Jersey. Mr. Aikins is a member of the law firm's Management Committee, is licensed to practice law in the State of New Jersey and is a member of the Monmouth County and New Jersey State Bar Associations. His practice includes commercial matters, real estate and municipal law. He served as the President of the Monmouth-Ocean Development Council from 1996 to 1998 and currently serves as a trustee of the Rumson Country Day School. Mr. Aikins is also Chairman of the Board of Trustees of the Monmouth Museum. He formerly served on the Advisory Board of Summit Bank. Mr. Aikins is a member and former director of the Deal Golf and Country Club and has volunteered time for Habitat for Humanity of Long Branch, Inc. and The Battleship New Jersey Foundation. He received two Bachelor of Arts degrees from Brown University and a law degree from Seton Hall University School of Law. Mr. Aikins resides in Rumson, New Jersey. Mr. Aikins has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

     Nicholas A. Alexander is a retired partner of KPMG LLP. Mr. Alexander's career with KPMG spanned a total of 35 years. He is a certified public accountant in the State of New Jersey, a member of The American Institute of Certified Public Accountants, and a member of the New Jersey State Society of Certified Public Accountants. Mr. Alexander received his undergraduate degree in accounting from King's College. Mr. Alexander resides in Rumson,

New Jersey. Mr. Alexander has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

     John F. McCann is recently retired from a 29-year career in the securities industry, most recently with Salomon Smith Barney where he served in various capacities including Group President and Senior Executive Vice President. Mr. McCann is a former member of the Boards of Directors of the financial services firms of Shearson American Express and Robinson Humphrey. Mr. McCann resides in Rumson, New Jersey. Mr. McCann became a member of the Board of Directors of Monmouth Community Bank on July 1, 1998 and has served as a member of the Board of Directors of Bancorp since its inception.

     Harold M. Miller, Jr. is the President of Miller Energy, Inc., a manufacturers' representative and a distributor of industrial and process equipment, with offices in South Plainfield, New Jersey and Exton, Pennsylvania. He is also a partner in Cashco, Inc., a manufacturer of regulators and control valves located in Ellsworth, Kansas. Mr. Miller received his B.A. degree from West Virginia Wesleyan College. Mr. Miller resides in Milford, New Jersey. Mr. Miller has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

     Carmen M. Penta, a Certified Public Accountant, is a partner in the firm of Amper, Politziner & Mattia, Certified Public Accountants and Consultants. Prior thereto, Mr. Penta was a partner in the accounting firm of Wiener, Penta & Goodman, P.C. Mr. Penta's primary sphere of influence is in Monmouth and Ocean counties, where his expertise includes tax matters; the specialized needs of medical professionals; national restaurant franchises; hotel, motel and recreational properties; and nursing homes and related government agencies. Mr. Penta's extensive expertise has allowed him to build a significant client base. He has spent most of his life in eastern Monmouth County. He attended Long Branch High School, Penn State University and received a B.S. degree from Monmouth University. He is a former member of the Congressional Award Council, a past member of the Advisory Board of Jersey Shore Bank, past Assistant Treasurer for the Long Branch Ronald McDonald House and served on the Board of the West Long Branch Sports Association. He is also a member of the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Penta is a resident of West Long Branch, New Jersey. Mr. Penta has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

     Mark G. Solow is a co-founder of GarMark Advisors, L.L.C., a firm which manages a $410 million fund for mezzanine investments in connection with leveraged buyouts, corporate recapitalizations and growth financings. Prior to the formation of GarMark Advisors, L.L.C., Mr. Solow was a Senior Executive Vice President at Chemical Bank and a member of its Management Committee. At Chemical Bank, Mr. Solow was in charge of global investment banking and corporate and multinational banking in North America, Western Europe and Asia-Pacific. In addition, he was Senior Credit Officer for the United States, Canada, Western Europe and Asia. Mr. Solow received his B.S. and M.B.A. degrees from Bowling Green University. Mr. Solow resides in Red Bank, New Jersey. Mr. Solow has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

Meetings and Committees of the Board of Directors

     The Board of Directors of Bancorp conducts business through regularly scheduled meetings of the Board and through its committees, including an Executive Committee, a Loan Committee, an Audit Committee and an Investment Committee. During the year 2002, the Board held twelve (12) regularly-scheduled meetings, with the ten current directors attending at least 83% of the meetings held.

     The full Board of Directors also acts as Bancorp's Nominating Committee and, in such capacity, selects the nominees for director of Bancorp. The Board of Directors met once in its capacity as the Nominating Committee during the year 2002.

Executive Committee

     The Executive Committee of the Board of Directors, which currently consists of directors James G. Aaron, Esq., Nicholas A. Alexander, C.P.A., John A. Brockriede, Richard O. Lindsey, John F. McCann and James S. Vaccaro, meets as is necessary. All significant actions of the Executive Committee must be ratified by the Board of Directors. The Executive Committee met twelve (12) times during the year 2002, with all members attending at least 83% of the meetings held, with the exception of Mr. McCann, who attended 50% of the meetings held.

     The Executive Committee serves as Bancorp's Compensation Committee and, in that capacity, recommends to the Board of Directors annual salary levels for senior officers and staff. Mr. Vaccaro and Mr. Lindsey do not participate in discussions or recommendations regarding their own annual salary levels as officers of Bancorp and the Bank. The Executive Committee met in its capacity as the Compensation Committee twice during the year 2002.

Loan Committee

     The Loan Committee of the Board of Directors is comprised of directors Nicholas A. Alexander, C.P.A., Mark R. Aikins, Esq., John A. Brockriede, Richard
O. Lindsey, Harold M. Miller, Jr., Carmen M. Penta, C.P.A., and James S. Vaccaro. Kevin W. Hunt, the Bank's Senior Lending Officer, participates as management's representative in meetings of the Loan Committee. The Loan Committee met twenty-four (24) times during the year 2002, with all members attending at least 88% of the meetings held, with the exception of Mr. Alexander, who attended 71% of the meetings held.

Investment Committee

     The Investment Committee of the Board of Directors consists of directors James G. Aaron, Esq., Richard O. Lindsey, John F. McCann, Harold M. Miller, Jr., Mark G. Solow and James S. Vaccaro. The Investment Committee reviews and provides direction on the various functions of balance sheet management. Included in this area are asset/liability management which measures the repricing characteristics of all balance sheet components, liquidity management which quantifies liquidity measurement and requirements, interest rate risk management which measures net interest income at risk under various interest rate scenarios, product pricing, capital adequacy measurement and investment portfolio management. The

Investment Committee met once during the year 2002, with all members attending except for Mr. McCann.

Audit Committee

     For the year ended December 31, 2002, the Audit Committee of the Board of Directors of Bancorp consisted of directors Nicholas A. Alexander, Mark R. Aikins, Esq., John A. Brockriede and Carmen M. Penta, C.P.A. The Audit Committee is responsible for developing and monitoring the audit and loan review programs of the Bank. The Audit Committee recommends the loan review consultant to the Board, selects the outside auditor and meets with the Board to discuss the results of the annual audit and quarterly loan reviews and any related matters. The Audit Committee also receives and reviews the reports and findings and any other information presented to them by the Bank's officers regarding financial reporting policies and practices. The Audit Committee met four (4) times during the year 2002, with all members attending all of the meetings held.

Report of the Audit Committee of the Board of Directors

     Notwithstanding anything to the contrary set forth in any of Bancorp's previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

     Audit Committee Charter

     The Audit Committee developed an Audit Committee Charter (the "Charter") in consultation with Bancorp's accounting and finance department, its internal auditor and Bancorp's independent public accountants. The Board adopted the Charter on January 24, 2002. The Charter has been included as Appendix A to this Proxy Statement.

     Review of Audited Financial Statements for the year ended December 31, 2002

     The Audit Committee has reviewed and discussed with Bancorp's management the audited financial statements of Bancorp for the year ended December 31, 2002. The Audit Committee has discussed with KPMG LLP, Bancorp's independent public accountants, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of KPMG LLP with that firm.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that Bancorp's audited financial statements for the year ended December 31, 2002 be included in its Annual Report on Form 10-KSB and that such Form 10-KSB be filed with the Securities and Exchange Commission.

     Audit Fees

     Bancorp paid a total of $92,500 in 2002 and $45,800 in 2001 to KPMG LLP for audit services, which included work related to the annual audit and quarterly reviews rendered in 2002 and 2001, respectively. It should be noted that the fees incurred in 2002 included those associated with Bancorp becoming a reporting entity under the Exchange Act on July 23, 2002 as well as fees associated with the registration of rights to purchase shares of Common Stock and shares of Common Stock under the Securities Act pursuant to a Registration Statement on Form SB-2. The rights and shares of Common Stock registered pursuant to the Registration Statement on Form SB-2 were offered to the existing shareholders of Bancorp and the general public in an offering that concluded on November 30, 2002.

     Tax Fees

     Bancorp paid a total of $12,000 in 2002 and $11,250 in 2001 to KPMG LLP for income tax consultation, including income tax compliance, tax advice and tax planning.

     All Other Fees

     The Audit Committee has considered whether the non-audit services provided by KPMG LLP, including services rendered in connection with income tax consultation, were compatible with maintaining its independence and has determined that the nature and substance of the limited non-audit services did not impair the status of KPMG LLP as Bancorp's independent auditors.

Submitted by:  Nicholas A. Alexander, C.P.A.
               Mark R. Aikins, Esq.
               John A. Brockriede
               Carmen M. Penta, C.P.A.

                               EXECUTIVE OFFICERS

     The name, address, age, current position and biographical information of each executive officer is set forth below:

Name and Address                     Age      Capacities in Which Served
----------------                     ---      --------------------------
James S. Vaccaro                     46       Chairman of the Board and
613 N. Edgemere Drive                         Chief Executive Officer of
West Allenhurst, NJ  07711                    Bancorp and the Bank

Richard O. Lindsey                   63       President of Bancorp and the Bank
315 Hutchinson Avenue
Barrington, NJ  08007

Anthony Giordano, III                37       Senior Vice President, Chief
455 Brighton Avenue                           Financial Officer, Treasurer and
Long Branch, NJ 07740                         Secretary of Bancorp and the Bank

Kevin W. Hunt                        42       Senior Vice President and Senior
3387 Patricia  Lane                           Lending Officer of the Bank
Wall Township, NJ 07719

David A. O'Connor                    55       Senior Vice President of the Bank
4 Spring Court
Tinton Falls, NJ 07753

Biographical Information

     For the biographical information for James S. Vaccaro and Richard O. Lindsey, see "ELECTION OF DIRECTORS - Board of Directors."

     Anthony Giordano, III joined Monmouth Community Bank in May 1998 as a Senior Vice President and the Chief Financial Officer and Treasurer. He was elected as Secretary of Bancorp and the Bank in March 2003. Mr. Giordano has 15 years of financial analysis and accounting experience in the banking industry. Prior to joining Monmouth Community Bank, Mr. Giordano was employed by PNC Bank (formerly Midlantic Bank), where he served as Real Estate Banking Officer from 1996 to 1998 and Senior Accountant/Financial Analyst from 1994 to 1996. From 1988 to 1994, Mr. Giordano served in various positions at Shadow Lawn Savings Bank, including Budget and Financial Planning Manager and Financial Analyst. Mr. Giordano received a Masters of Business Administration from Monmouth University in 1992 and a Bachelor of Science degree in finance from Kean University in 1987. Mr. Giordano graduated from the Real Estate Institute at Monmouth University in 2000. Mr. Giordano has served on the Long Branch City Council since 1994.

     Kevin W. Hunt joined Monmouth Community Bank in May 1998 as a Senior Vice President and the Senior Lending Officer. Mr. Hunt has over 18 years of banking and commercial lending experience. Prior to joining Monmouth Community Bank, Mr. Hunt was a

Vice President of Tinton Falls State Bank from 1995 to 1998, and served as an Assistant Vice President of Central Jersey Bank & Trust Co. from 1989 to 1994. Prior thereto, he served in various positions at Midlantic National Bank. Mr. Hunt attended Lycoming College and Monmouth University.

     David A. O'Connor joined Monmouth Community Bank in May 1998 as a Vice President and the Business Development Officer, and currently serves as a Senior Vice President. Mr. O'Connor has over 28 years of banking experience. Mr. O'Connor served as a Branch Manager for The Bank of New York from 1993 to 1998 and, prior to the acquisition of National Community Bank by The Bank of New York, served in various positions at National Community Bank from 1985 to 1993, including that of Branch Manager, Vice President and Commercial Lender. Prior thereto, Mr. O'Connor served in various positions at several other banks since 1974. Mr. O'Connor received a Bachelor of Arts from St. Leo College in 1969 and a Master of Business Administration from the New York Institute of Technology in 1974.

Executive Compensation

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Bancorp and the Bank for the years ended December 31, 2002, 2001 and 2000 of the Chief Executive Officer and each other executive officer whose total annual salary and bonus for the year ended December 31, 2002 exceeded $100,000 (the "Named Executive Officers").



                                                 SUMMARY COMPENSATION TABLE


                                       Annual Compensation                              Long-Term Compensation
                         ------------------------------------------------    -------------------------------------------


                                                                                      Awards                Payouts
                                                                             --------------------------   -----------

                                                              Other          Restricted     Securities
                                                              Annual         Stock        Underlying                     All Other
                                                             Compensa-       Award(s)       Options         LTIP         Compensa-
Name and Position         Year     Salary ($)    Bonus ($)     tion($)         ($)           (#)(1)       Payouts ($)      tion ($)
-----------------        ----     ----------    ---------    ------------    ----------    ------------   -----------   ------------

James S. Vaccaro         2002     $170,000      $20,000      $    ---        $    ---         5,000       $    ---      $    ---
Chairman and             2001      160,385       15,000           ---             ---        22,050 (2)        ---           ---
Chief Executive Officer  2000       70,662         ---            ---             ---           ---            ---           ---


Richard O. Lindsey       2002     $114,785      $ 7,500      $ 14,830 (3)    $    ---         2,500       $    ---      $    ---
President                2001      110,000        7,500        17,494 (3)         ---         8,268 (2)        ---           ---
                         2000      110,000         ---         19,550 (3)         ---        11,576 (4)        ---           ---

Kevin W. Hunt            2002     $ 94,396      $ 6,500      $    ---        $    ---         2,500       $    ---      $    ---
Senior Vice President    2001       85,654        6,500           ---             ---         5,512 (2)        ---           ---
and Senior Lending       2000       71,865        4,500           ---             ---         5,788 (4)        ---           ---
Officer

-----------------------------------
(1) Represents shares of Common Stock underlying options granted under the Monmouth Community Bancorp Stock Option Plan.
(2) As adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002 and 2001.
(3) Represents amounts received in transportation allowances and healthcare benefits.
(4) As adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002, 2001 and 2000.

Employment Agreements

     Currently, none of the officers or employees of Bancorp or the Bank has an employment agreement with Bancorp or the Bank. At the discretion of the Board of Directors, Bancorp or the Bank may in the future enter into employment agreements with one or more of their officers or other employees.

Stock Option Plan

     On August 1, 2000, the Monmouth Community Bancorp Stock Option Plan (the "Stock Option Plan") was placed into effect. Pursuant to the Stock Option Plan, options to purchase up to 578,812 shares of Bancorp Common Stock may be granted to employees and directors of Bancorp or the Bank who are in a position to make significant contributions to the success of Bancorp or the Bank. Employees may be awarded either incentive stock options, which must have an exercise price of not less than 100% of the fair market value of Bancorp Common Stock on the date of grant, or non-qualified stock options, which will have an exercise price to be determined by the Board at grant. The total number of options that may be issued under the Stock Option Plan has been adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002, 2001 and 2000.

Securities Authorized for Issuance under Equity Compensation Plans

     The number of stock options outstanding under our Stock Option Plan, the weighted-average exercise price of outstanding options, and the number of securities remaining available for issuance, as of December 31, 2002, were as follows:



                                               EQUITY COMPENSATION PLAN TABLE

                                                                                               Number of securities
                                                                                             remaining available for
                                                                                              future issuance under
                                        Number of securities to       Weighted-average         equity compensation
                                        be issued upon exercise       exercise price of          plans (excluding
                                        of outstanding options,     outstanding options,     securities reflected in
                                        warrants and rights (2)      warrants and rights         column (a)) (3)
            Plan category                         (a)                        (b)                       (c)
--------------------------------------- ------------------------- -------------------------- -------------------------

Equity compensation plans approved by           170,030                    $ 11.07                   408,783
security holders (1)

Equity compensation plans not                     ----                      ----                       ----
approved by security holders

Total                                           170,030                    $ 11.07                   408,783

-------------------------------------------
(1) Bancorp has no equity compensation plans other than the Stock Option Plan described herein.
(2) 25,200 shares have been adjusted to account for the 5% stock distribution made to the shareholders of Bancorp on December 31, 2002; 85,025 shares have been adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002 and 2001; 33,455 shares have been adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002, 2001 and 2000.
(3) The total number of shares available pursuant to the Stock Option Plan has been adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002, 2001 and 2000.

Option Grants in the Last Fiscal Year

     Shown below is further information with respect to grants of stock options in the year ended December 31, 2002 to the Named Executive Officers which are reflected in the Summary Compensation Table under the caption "Executive Compensation."

                                                 Individual Grants
-------------------------------------------------------------------------------------------------------------------

                                                   Percent of Total
                          Number of Securities    Options Granted to
                           Underlying Options     Employees in Fiscal
          Name               Granted (#) (1)             Year             Exercise Price(2)       Expiration Date
---------------------     --------------------    -------------------     -----------------      ------------------

James S. Vaccaro                 5,000                   18.98 %                $14.71           December 31, 2012

Richard O. Lindsey               2,500                    9.49 %                $14.71           December 31, 2012

Kevin W. Hunt                    2,500                    9.49 %                $14.71           December 31, 2012


------------------------------------
(1) Represent shares of Common Stock underlying options granted under the Stock Option Plan.
(2) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.

Year End Option Values

     The following table provides certain information with respect to options to purchase Common Stock held by the Named Executive Officers at December 31, 2002.


                          Number of Shares of Common Stock
                          Underlying Unexercised Options at     Value of Unexercised In-the-Money
                              December 31, 2002                Options at December 31, 2002 ($)(1)
                          ---------------------------------    -----------------------------------
   Name                    Exercisable       Unexercisable     Exercisable    Unexercisable
-------------------       -------------      --------------    -----------    --------------------
James S. Vaccaro             5,512  (2)         21,537  (3)     $   81,082     $  316,809

Richard O. Lindsey          13,643  (4)          8,701  (5)     $  200,689     $  127,992

Kevin W. Hunt                7,165  (6)          6,634  (7)     $  105,397     $   97,586

------------------------------------------------
(1)  Based on a per share market price of $14.71 at December 31, 2002.
(2) As adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002, 2001 and 2000.
(3) 16,537 options adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002 and 2001; also includes 5,000 incentive stock options.
(4) 2,067 options adjusted to account for the 5% stock distribution made to the shareholders of Bancorp on December 31, 2002 and 2001; 11,576 options adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002, 2001 and 2000.
(5) 6,201 options adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002 and 2001; also includes 2,500 incentive stock options.
(6) 1,378 options adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002 and 2001; 5,787 options adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002, 2001 and 2000.
(7) 4,134 options adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2002 and 2001; also includes 2,500 incentive stock options.

     No options were exercised by the Named Executive Officers during the year ended December 31, 2002.

Directors' Compensation

     Commencing April 1, 2001, Bancorp implemented a policy of compensating directors for their attendance at meetings of the board ($200 per meeting) and committee members for their participation at committee meetings ($100 per meeting). On February 28, 2002, each member of the Board was granted non-qualified stock options under Bancorp's Stock Option Plan. Each outside director (i.e., all directors other than James S. Vaccaro and Richard O. Lindsey) was granted non-qualified options to purchase 3,000 shares of Common Stock at a purchase price of $15.00 per share (number of shares and price not adjusted to account for the 5% stock distribution made to the shareholders of Bancorp on December 31, 2002), which was equal to the last trading price of the Common Stock on the NASDAQ OTC Bulletin Board on the date of grant of the non-qualified options. 25% of the options vested on February 28, 2003 with the remaining options vesting 25% on consecutive anniversary dates of the grant. On February 28, 2003, each outside director was granted non-qualified options to purchase 3,000 shares of Common Stock at a purchase price of $15.50 per share, which was equal to the last trading price of the Common Stock on the NASDAQ OTC Bulletin Board on the date of grant of the non-qualified options. The options granted on February 28, 2003 vest 25% on consecutive anniversary dates of the grant.

Certain Relationships and Related Party Transactions

     It is anticipated that certain directors of Bancorp, and the businesses and organizations with which they are associated, may have banking and non-banking transactions with the Bank in the ordinary course of business. Officers and other employees of the Bank also may have banking transactions with the Bank. The terms and conditions of any loan or commitment to loan, and of any other transaction, will be in accordance with applicable laws and on substantially the same terms as those prevailing at the time for comparable transactions with other persons or organizations with similar creditworthiness.

     The Bank's lease agreement for its Long Branch location is with a general partnership of which John Brockriede, a director of Bancorp, has a 30% interest. The initial term of the lease, which commenced on July 28, 1998, is ten (10) years. The net monthly rent for the initial term is $4,500, which shall be adjusted prior to the sixth year of the initial term to give effect to any increase in the Consumer Price Index for the New York - North Eastern New Jersey area between the commencement of the lease and the 59th month of the initial term. The Bank may extend the lease for four additional terms of five years and has the option to purchase the building at various intervals during the term of the lease. The negotiations with respect to the Long Branch lease were conducted at arms-length and the Board of Directors of Bancorp believes that the terms and conditions of the Long Branch lease are comparable to terms that would have been available from an unaffiliated third party to the Bank.

     In addition, to alleviate the need for additional conference rooms at the Bank's Long Branch location, on April 1, 1999, the Bank entered into a five (5) year lease to rent a 420 square foot conference room located at 6 West End Court, Long Branch, New Jersey. The Bank pays rent in the amount of $10 per square foot annually, or $350 per month. Subsequently, the need for office and storage space resulted in the leasing at 6 West End Court of an office suite of 549 square feet, storage space of 88 square feet and two offices of 210 square feet and 285 square feet, respectively. The additional space at 6 West End Court is subject to the identical terms and conditions as the original space and has been documented by addendum to the original lease. The landlord of the space leased at 6 West End Court is MCB Associates, L.L.C. The following directors of Bancorp have an interest in MCB Associates, L.L.C.: James G. Aaron, Mark R. Aikins, Nicholas A. Alexander, John A. Brockreide, Richard O. Lindsey, John F. McCann, Harold M. Miller, Jr., Carmen M. Penta, Mark G. Solow and James S. Vaccaro. The negotiations with respect to the leased conference room and office and storage space at 6 West End Court were conducted at arms-length and the lease amount to be paid by the Bank was determined by an independent appraiser to be at fair market value.

     In 2002 and 2001, Bancorp purchased from Elite Forms, Inc. certain business forms and other related products for an aggregate purchase price of $54,749 and $68,468, respectively. Elite Forms, Inc. is owned by Ken and Barbara LePosa, the father and mother-in-law of Anthony Giordano, III, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Bancorp and the Bank. The purchases were made on an arms-length basis by the purchasing officer of the Bank who is responsible for ensuring that products purchased by the Bank are made on the best available terms and rates.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Effective July 23, 2002, Bancorp registered its Common Stock under the Exchange Act pursuant to a registration statement on Form 8-A. As a result of this registration, Bancorp and certain affiliates became subject to the reporting obligations of the Exchange Act. In connection with the registration of Bancorp's Common Stock under the Exchange Act, each director and executive officer of Bancorp and the Bank was required to file with the SEC, on the date the registration statement on Form 8-A became effective, a Form 3 "Initial Statement of Beneficial Owners of Securities." The directors and executive officers of Bancorp and the Bank named herein each filed a Form 3 shortly after the effective date of the registration statement on Form 8-A. Other than the aforementioned Forms 3, Bancorp believes that all other filings required to be made by its executive officers and directors pursuant to Section 16(a) of the Exchange Act have been filed within the time periods prescribed.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals for presentation at Bancorp's next annual meeting of shareholders must be received by Bancorp at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 2003. Bancorp's By-laws contain certain procedures which must be followed in connection with shareholder proposals.

                                  ANNUAL REPORT

     The annual report to shareholders for the year ended December 31, 2002 accompanies this Proxy Statement. KPMG LLP has audited the financial statements for the year ended December 31, 2002, which statements are contained in the annual report to shareholders. Such annual report, including the audited financial statements contained therein, is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Selection of the independent public accountants for Bancorp is made by the Audit Committee of the Board of Directors. KPMG LLP was Bancorp's independent public accountants for the year ended December 31, 2002. The Audit Committee has selected KPMG LLP to serve as Bancorp's independent public accountants for the year ended December 31, 2003.

     A representative of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so. Said representative will also be available to respond to appropriate questions from shareholders of Bancorp.

                                  OTHER MATTERS

     It is not expected that any matter not referred to herein will be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the Annual Meeting in accordance with their best judgment.

                          ANNUAL REPORT ON FORM 10-KSB

     On written request, Bancorp will provide without charge to each record or beneficial holder of the Bancorp's Common Stock, a copy of Bancorp's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the year ended December 31, 2002. Requests should be addressed to Mr. James S. Vaccaro, Chairman and Chief Executive Officer, Monmouth Community Bancorp, 627 Second Avenue, Long Branch, New Jersey 07740. It should be noted that a copy of the Annual Report on Form 10-KSB is included with the annual report to shareholders which accompanies this Proxy Statement.


ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXIES WITHOUT DELAY TO THE REGISTRAR AND TRANSFER COMPANY IN THE SELF ADDRESSED, POSTAGE PREPAID ENVELOPE ENCLOSED HEREWITH. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. THANK YOU.



                                            By Order of the Board of Directors



                                            /s/ Anthony Giordano, III
                                            ------------------------------------
                                            Anthony Giordano, III
                                            Secretary

                                                                  APPENDIX A

                           Monmouth Community Bancorp

            Charter of the Audit Committee of the Board of Directors


I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors of Monmouth Community Bancorp (the "Board" or "Board of Directors") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     >> Monitor the integrity of the financial reporting process and systems of internal controls regarding finance, accounting and legal compliance of Monmouth Community Bancorp and its subsidiary, Monmouth Community Bank, N.A. (collectively, the "Company").

     >> Monitor the independence and performance of the Company's independent auditors.

     >> Provide an avenue of communication among the independent auditors, management and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and shall have direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of all applicable federal and state securities laws as well as the requirements of any of the regulators of the Company. The Audit Committee shall be comprised of three or more members of the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members shall be appointed by the Board.


     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with
     (i) management, (ii) the independent auditors, and (iii) as a committee, to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and review with them the Company's financial statements and significant findings.

III.  Audit Committee Responsibilities and Duties

         Review Procedures

         The Audit Committee shall complete the following objectives.

          A. Review and reassess the adequacy of this Charter at least annually. Submit any proposed changes to this Charter to the Board of Directors for approval.

          B. Review the Company's annual audited financial statements prior to filing such financial statements being filed with the Securities and Exchange Commission or any other regulatory body, or distributing such financial statements to the public, in general. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

          C. In consultation with management and the independent auditor, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors, together with management's responses thereto.


          D. Review with financial management the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing such financial statements with the Securities and Exchange Commission or any other regulatory body, or distributing such financial statements to the public, in general. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see Item E under the caption "Independent Auditors"). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors


          A. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          B. The Audit Committee shall review and approve the fees and other significant compensation to be paid to the independent auditors.

          C. On an annual basis, the Audit Committee shall review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor's independence.

          D. The Audit Committee shall review the independent auditors audit plan and discuss with the independent auditors their general audit approach, including the scope, staffing and reliance of management of any audit.

          E. Prior to releasing the year-end earnings, the Audit Committee shall discuss the results of the audit with the independent auditors and also shall discuss with the independent auditors the matters required to be communicated to audit committees in accordance with AICPA SAS 61.

          F. The Audit Committee shall consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

          G. The Audit Committee shall perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or Board deems necessary or appropriate.

          H. The Audit Committee shall maintain minutes of meetings and periodically report to the Board of Directors on significant results and the foregoing activities.

         Internal Auditors


          A. The Audit Committee is the supervisor of the Company's Internal Auditor and the Internal Audit Staff. The Audit Committee is responsible for hiring the Internal Auditor, determining his or her salary and giving him or her annual performance reviews.

          B. The Internal Auditor shall report directly to the Audit Committee. As set forth in Article II above, the Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair will approve an agenda in advance of each meeting. The minutes of these meetings will be taken by the Internal Auditor and provided to the Audit Committee members prior to the next Audit Committee meeting.

          C. The Internal Auditor will provide the Audit Committee with a proposed Audit Plan for all audits that will be completed each year. The Audit Committee will determine the adequacy and completeness of the proposed plan and approve or revise it accordingly. The Internal Auditor will be responsible for completing the approved Audit Plan annually. The Internal Auditor will update the Audit Committee on the status of the Audit Plan at Audit Committee meetings.

          D. For each area audited, the Internal Auditor will prepare audit workpapers to document the reviews performed. These reviews will include, but not be limited to: Internal Controls, Adherence to Policies and Procedures, General Ledger Reconcilements, File Documentation, Interest Recalculations, Approved Limits and Collateral Reviews.

          E. Upon completion of the workpapers, an Audit Report will be issued. The Audit Report will include the audit date, the scope of the audit, findings and recommendations and an audit rating. The Audit Report will be rated according to the Audit Rating Criteria previously approved by the Audit Committee. The Audit Report will be issued to the senior officer of the area audited. The senior officer will be responsible for replying to the concerns addressed within the Audit Report within fifteen (15) business days of receipt of the Audit Report. All Audit Reports, together with the senior officers' responses, will be submitted to the Audit Committee at the next Audit Committee meeting. Any Audit Report that has been issued but not responded to within the fifteen (15) business days will also be included in the package for the Audit Committee meeting and will be noted as having a delinquent response.

         Other Optional Charter Disclosures


          A. Periodically perform self-assessment of Audit Committee performance. Review financial and accounting personnel succession planning within the Company.

          B. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

                                REVOCABLE PROXY
                           MONMOUTH COMMUNITY BANCORP

                 [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               For Annual Meeting of Shareholders on May 29, 2003

The undersigned, a shareholder of Monmouth community BANCORP, hereby constitutes and appoints JAMES S. VACCARO and RICHARD O. LINDSEY, and each of them, as proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of said Bancorp called and to be held at 61 Main Avenue, Ocean Grove, New Jersey, on Thursday, May 29, 2003 at 6:00 p.m. (the "Annual Meeting") and any adjournment or postponement thereof, and thereat to vote as designated hereon the number of votes or shares the undersigned would be entitled to vote and with all powers the undersigned would possess if personally present.


1. To elect the following nominees for director of Monmouth Community Bancorp who will serve until the next annual meeting of shareholders and until their successors have been elected and qualify (vote on all): James G. Aaron, Esq., Mark R. Aikins, Esq., Nicholas A. Alexander, C.P.A., John A. Brockriede, Richard
O. Lindsey, John F. McCann, Harold M. Miller, Jr., Carmen M. Penta, C.P.A., Mark
G. Solow and James S. Vaccaro

                             With-                For All
         For                 hold                 Except
         [ ]                 [ ]                   [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE BELOW SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

          Please be sure to sign and date this Proxy in the box below.


                         -----------------------------
                                      Date


                         -----------------------------
                             Shareholder sign above


                         -----------------------------
                         Co-holder (if any) sign above



   Detach above card, sign, date and mail in postage paid envelope provided.

                           MONMOUTH COMMUNITY BANCORP

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


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